SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 3, 2002

                         Wayne Savings Bancshares, Inc.
               -------------------------------------------------
             (Exact name of registrant as specified in its charter)

       United States                     0-23433                  31-1557791
----------------------------      ---------------------     --------------------
(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
      of incorporation)                                      Identification No.)




Registrant's telephone number, including area code:  (330) 264-5767



                                 Not Applicable
                  ------------------------------------------
          (Former name or former address, if changed since last report)

Item 9.     Regulation FD Disclosure.
            -------------------------

     Wayne Savings Bancshares, Inc. (the "Registrant") has mailed to its current stockholders its 2002 Annual Report to Stockholders in connection with its upcoming Annual Meeting of Stockholders. Attached as Exhibit 99 is a summary of the financial data contained within the Annual Report to Stockholders.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           WAYNE SAVINGS BANCSHARES, INC.


DATE:  July 3, 2002               By:      /s/ Charles F. Finn
                                           -------------------------------------
                                           Charles F. Finn
                                           President and Chief Executive Officer

                                   EXHIBIT 99

                                        Wayne Savings Bancshares, Inc.
                                    CONSOLIDATED STATEMENTS OF CONDITION
                                (Dollars in thousands, except per share data)

                                                                                 March 31,           March 31,
         ASSETS                                                                       2002                2001

Cash, cash equivalents, certificates of deposit and
  investment securities                                                          $  50,169           $  40,243
Mortgage-backed securities, net (A)                                                 17,326               8,574
Loans receivable, net (A)                                                          251,172             247,480
Federal Home Loan Bank stock                                                         3,767               3,510
Office premises and equipment, net                                                   9,208               8,780
Real estate acquired through foreclosure                                                19                 124
Other assets                                                                         3,274               2,929
                                                                                 ---------           ---------

         Total assets                                                             $334,843            $311,640
                                                                                   =======             =======

         LIABILITIES AND STOCKHOLDERS' EQUITY

Deposit accounts                                                                  $300,957            $277,706
Advances from Federal Home Loan Bank                                                 5,000               6,000
Advances by borrowers for taxes and insurance                                          880                 827
Accounts payable on mortgage loans serviced for others                                 116                 234
Other liabilities                                                                    1,843               1,618
                                                                                 ---------           ---------
         Total liabilities                                                         308,796             286,385

Common stock (2,640,835 and 2,638,835 shares of $1.00 par
  value issued at March 31, 2002 and March 31, 2001, respectively)                   2,641               2,639
Additional paid-in capital                                                          14,444              14,436
Retained earnings                                                                   10,121               9,150
Less:  Treasury stock (70,014 and 57,042 shares respectively)                       (1,181)             (1,003)
Unrealized gain on mortgage-backed securities available for sale                        22                  33
                                                                                 ---------           ---------
         Total stockholders' equity                                                 26,047              25,255
                                                                                  --------            --------

         Total liabilities and stockholders' equity                               $334,843            $311,640
                                                                                   =======             =======


(A)      Includes available for sale classifications.

                                          CONSOLIDATED FINANCIAL HIGHLIGHTS
                                   (Dollars in thousands, except per share data)


                                                                                       For the three months
                                                                                             March 31,
                                                                                      2002                2001
                                                                                            (Unaudited)

Quarterly Results

Net interest income                                                                 $2,544              $2,047
Net earnings                                                                           549                 388
Earnings per share:
  Basic                                                                               0.21                0.15
  Diluted                                                                             0.21                0.15
Return on average assets (annualized)                                                  .66%                .50%


                                                                                        For the year ended
                                                                                             March 31,
                                                                                      2002                2001

Year to Date Results

Net interest income                                                                 $8,961              $8,406
Net earnings                                                                         1,823               1,332
Earnings per share:
  Basic                                                                               0.71                0.51
  Diluted                                                                             0.71                0.51
Return on average assets (unaudited)                                                   .56%                .45%

                                                                                 March 31,           March 31,
                                                                                      2002                2001

End of Period Data

Total assets                                                                      $334,843            $311,640
Stockholders' equity to total assets (unaudited)                                      7.78%               8.10%

                                             CONSOLIDATED STATEMENTS OF EARNINGS
                                                    (Dollars in thousands)


                                                                  Three months ended               Year ended
                                                                       March 31,                    March 31,
                                                                   2002         2001           2002         2001
                                                                      (Unaudited)

Interest income                                                  $5,293       $5,417        $21,309      $21,506

Interest expense                                                  2,749        3,370         12,348       13,100
                                                                  -----        -----         ------       ------

         Net interest income                                      2,544        2,047          8,961        8,406

Provision for losses on loans                                        16           21            134           96
                                                                -------      -------       --------    ---------

         Net interest income after provision
           for loan losses                                        2,528        2,026          8,827        8,310

Other income                                                        358          279          1,657        1,045

General, administrative and other expense                         2,049        1,703          7,722        7,348
                                                                  -----        -----        -------      -------

         Earnings before federal income taxes                       837          602          2,762        2,007

Federal income taxes                                                288          214            939          675
                                                                 ------       ------       --------     --------

         Net earnings                                           $   549      $   388       $  1,823     $  1,332
                                                                 ======       ======        =======      =======